OTCQX: AQSP

7th KCSA Cannabis Companies Virtual Conference January 7, 2021

Cautionary Note Regarding Forward-Looking Statements

Our presentation today will contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Any of our statements that are not statements of historical fact may be deemed to be forward-looking statements. Our statements containing the words “believes”, “anticipates”, “plans”, “expects” and similar expressions constitute forward-looking statements, although not all of our forward-looking statements will contain such identifying words. Our forward-looking statements are based on our current expectations and are subject to a number of risks, uncertainties and assumptions relating to the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of our assumptions could be inaccurate and actual results may differ from those indicated by our forward-looking statements. In light of the significant uncertainties inherent in our forward-looking statements, you should not consider our forward-looking statements as any representation or guarantee by us that we will achieve such results. We especially call your attention to the significant risks to our business associated with pandemic-related shutdowns, lockdowns, restrictions and executive orders, and associated with FDA, DEA, state and local restrictions, prohibitions and regulations associated with marijuana, delta-8 THC, delta-9 THC, tobacco and nicotine, as more fully disclosed and discussed in our annual and quarterly filings with the SEC that are accessible at www.sec.gov.

Entertain your sweet tooth

DELTA 8 THC
CHOCOLATE BARS

urb
Finest Flowers
Δ8
THC
urb
Finest Flowers
Δ8
THC

VEGAN
DELTA 8 THC
GUMMIES
-TROPICAL LUSH, BIRTHDAY CAKE, GREEN APPLE
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vegan
GUMMIES
Δ8-THC|250mg
tropical lush

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DABS

DELTA 8 THC CONCENTRATE

-BANANA RUNTZ, WATERMELON ZKITTLEZ, MAUI WOWIE

510
DELTA 8 THC
CARTRIDGE
-LEMON HAZE, PURPLE PUNCH, JACK HERER,
BLUE ZKITTLEZ, STRAWBERRY SHORTCAKE,
TWISTED CITRUS
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Δ8-THC

TIME TO GET FR3SH™

FR3SH NICOTINE POUCHES ARE A 100% TOBACCO FREE PRODUCT. UTILIZING PROPRIETARY SYNTHETIC NICOTINE, FR3SH DOES AWAY WITH MANY OF THE HARSH CHEMICAL COMPOUNDS FOUND IN COMBUSTIBLES AND OTHER TOBACCO PRODUCTS. DISCOVER A REVOLUTIONARY FOCUS ON THE USER EXPERIENCE WITH AN EMPHASIS ON TASTE THAT DELIVERS A FR3SH NEW APPROACH TO QUITTING YOUR NICOTINE ADDICTION TODAY.

WHAT IS TOBACCO FREE NICOTINE?

TFN® NICOTINE IS NOT DERIVED FROM TOBACCO LEAF, STEM, RECONSTITUTED SHEET, EXPANDED OR POST-PRODUCTION WASTE DUST. THE NICOTINE IS MADE USING A PATENTED MANUFACTURING PROCESS THAT BEGINS WITH A NATURAL STARTER MATERIAL, AND PROGRESSIVELY BUILDS AROUND THE MOLECULES OF THAT MATERIAL TO CREATE A PURE SYNTHETIC NICOTINE. TFN IS DEVOID OF MANY OF THE RESIDUAL IMPURITIES THAT TOBACCO DERIVED NICOTINE CONTAIN. MOST IMPORTANT FOR ADULT CONSUMERS, TFN IS VIRTUALLY TASTELESS AND ODORLESS, DRAMATICALLY IMPROVING FLAVORS, WHILE IMPORTANTLY PROVIDING THE SAME SATISFACTION CONSUMERS ARE SEEKING FROM THEIR NICOTINE. WITH TFN, THERE IS NO NEED TO MASK THE OFF-FLAVOR AND AROMA OF TOBACCO-BASED NICOTINE.

MORE REASONS TO GET FR3SH

DISCREET POUCHES - NO SPITTING OR HARSH ODORS
REFRESHING AND EXOTIC FLAVORS
3 FR3SH STEP PROCESS TO BECOMING NICOTINE FREE

BE SMOKELESS, BE SPITLESS, AND LIVE FR3SH **WWW.GETFR3SH.COM**

WWW.GETFR3SH.COM
FR3SH
MINT
BERRIES
MANGO
COFFEE
4 MG
6 MG

FR3SH™ DISPLAY CASES

- QUICK AND SIMPLE SETUP
- EASY FLAVOR REFILL
- FR3SH LOOK

FR3SH™
MANGO
FR3SH
MANGO
20 - 4MG POUCHE
WARNING:
FR3SH
FR3SH
FR3SH
FR3SH

MANGO - FRESH AND TANGY MANGO

FR3SH™
COFFEE
FR3SH
COFFEE
20 - 4MG POUCHE
WARNING:
FR3SH
FR3SH
FR3SH
FR3SH

COFFEE - RICH AND CREAMY COFFEE

BE SMOKELESS, BE SPITLESS, AND LIVE FR3SH WWW.GETFR3SH.COM

FR3SH™
BERRIES
FR3SH
BERRIES
20 - 4MG POUCHE
WARNING:
FR3SH
FR3SH
FR3SH
FR3SH

BERRIES - CRISP LUSH BERRIES

FR3SH™
MINT
FR3SH
MINT
20 - 4MG POUCHE
WARNING:
FR3SH
FR3SH
FR3SH
FR3SH

MINT - SWEET AND COOL MINT

BE SMOKELESS, BE SPITLESS, AND LIVE FR3SH WWW.GETFR3SH.COM

Contact Information

For additional information regarding Acquired Sales Corp., feel free to contact:

Gerard M. “Gerry” Jacobs

Chairman and CEO of Acquired Sales Corp. Cell: 847-915-2446

Email: gerardmjacobs@acquiredsalescorp.com

Nicholas S. “Nick” Warrender

Vice Chairman and COO of Acquired Sales Corp. and CEO of Lifted Made Cell: 224-577-8148

Email: ceo@LiftedMade.com

William C. “Jake” Jacobs, CPA

President and CFO of Acquired Sales Corp.

Cell: 847-400-7660

Email: jakejacobs@acquiredsalescorp.com